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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                ----------------



                                    FORM 8-K


                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 21, 1998


                      FIRSTFEDERAL FINANCIAL SERVICES CORP
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             (Exact name of registrant as specified in its charter)


      Ohio                       0-17894                      34-1622711
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(State or other          (Commission File Number)            (IRS Employer
jurisdiction of                                              Identification
 incorporation)                                                   No.)


135 East Liberty Street, Wooster, Ohio                             44691
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:        (330) 264-8001



                                      N/A
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         (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS
         ------------

         On April 21, 1998, FirstFederal Financial Services Corp
("FirstFederal") issued the press release included as Exhibit 99 to this report and incorporated by reference herein, announcing the company's first quarter earnings.




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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            FIRSTFEDERAL FINANCIAL SERVICES CORP



                                            By:   /s/ Gary G. Clark
                                                  ------------------------------
                                                  Gary G. Clark
                                                  Chairman and CEO

Date:      May 1, 1998
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                                INDEX TO EXHIBITS

                                                                            Sequentially
                                                                           Numbered Page
                                                                          Where Attached
                                                                      Exhibit is Located
                                                                      ------------------

99        Press Release of FirstFederal, dated April 21, 1998                          5



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